                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 7, 2004


                        VASO ACTIVE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                            001-31925                          02-0670926
   (State or other jurisdiction            (Commission File No.)                   (IRS Employer
      of incorporation No.)                                                     Identification No.)


           99 ROSEWOOD DRIVE, SUITE 260, DANVERS, MASSACHUSETTS 01923 (Address of principal executive offices including zip code)


                                 (978) 750-1991
              (Registrant's telephone number, including area code)

                                TABLE OF CONTENTS

ITEM 5.  OTHER EVENTS

ITEM 7.  EXHIBITS

SIGNATURE

EXHIBIT 99.1 - PRESS RELEASE ISSUED APRIL 7, 2004.

ITEM 5.  OTHER EVENTS

On April 7, 2004, Vaso Active Pharmaceuticals, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  EXHIBITS

(c) EXHIBITS.

Exhibit 99.1 - Press Release issued April 7, 2004.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             VASO ACTIVE
                                             PHARMACEUTICALS, INC.


                                             By: /s/ John J. Masiz
                                                 ---------------------------
                                                 Name:  John J. Masiz
                                                 Title: President, CEO

Date:  April 7, 2004